CONTACT INFORMATION
-------------------------------------------------------------------------------

















WARBURG DILLON READ LLC
2001 Ross Avenue
Suite 3950
Dallas, TX 75201
                                   Warburg Dillon Read is the Investment Banking Division of UBS AG
                                   Warburg Dillon Read LLC is a subsidiary of UBS AG
www.wdr.com

abcde
abcde                                         STRICTLY PRIVATE AND CONFIDENTIAL



PROJECT MONARCH

BOARD OF DIRECTORS PRESENTATION

















October 1999

CONTENTS
-------------------------------------------------------------------------------

SECTION 1     EXECUTIVE SUMMARY___________________________________________1
SECTION 2     VALUATION ANALYSIS__________________________________________5
              A   Discounted Cash Flow Analysis
              B   Comparable Trading Analysis
              C   Comparable Transaction Analysis
              D   PPR Analysis
              E   Sum of the Parts Analysis
SECTION 3     HISTORICAL COMMON STOCK TRADING AND VOLUME DATA____________20






abcde

EXECUTIVE SUMMARY
-------------------------------------------------------------------------------
SECTION 1
















abcde

EXECUTIVE SUMMARY
-------------------------------------------------------------------------------

o We have been asked by the Special Committee of the Board of Directors of MidAmerican Energy Holding Company (the "Company") to provide a fairness opinion in connection with an offer to purchase the company by an Investor Group, which includes the CEO of the Company (David L. Sokol) and a major investor and Board member of the Company (Walter Scott, Jr.)
o We have not been authorized to and have not solicited indications of interest in a business combination with the Company from any party
o    Warburg Dillon Read has prepared a valuation analysis of Monarch Holdings
o    The principle valuation methods summarized in this presentation include:
     -    Consolidated Discounted Cash Flow Analysis
     -    Consolidated Trading Multiple Analysis
     -    Consolidated Transaction Multiple Analysis
     -    Sum-of-the-Parts Analysis
o Our analysis is based on projections provided by Monarch Holdings management
o While our valuation has been prepared independently, we have consulted with both Lehman Brothers and Monarch management to ensure that the underlying business plans used in our analyses are consistent
o    Our analysis reflects the information provided to us to date
o Warburg Dillon Read has, in the past, provided investment banking services for the Company, including advising Iowa-Illinois Gas & Electric in its merger with Midwest Resources and MidAmerican Energy Holdings Company in its acquisition by CalEnergy





                                                    Section 1: Executive Summary
                                                                               2

abcde

VALUATION SUMMARY
-------------------------------------------------------------------------------
Indicated Value Per Share ($)

                   Consolidated
 Consolidated        Trading         Consolidated Transaction    Sum-of-Parts
 DCF Analysis      Comparables             Comparables

29.38-44.11(1)    Offer: $35.05           31.19 - 38.81        28.23 - 39.53(1)

                  24.74 - 30.92      10/22/99 Close: $27 1/4







NOTE:

1 Does not include potential uncommitted projects which could aggregate to $5.05 - $6.87 per share


                                                    Section 1: Executive Summary
                                                                               3

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


DERIVATION OF NET DEBT AND SHARES OUTSTANDING
-------------------------------------------------------------------------------


PROJECTED NET DEBT AS OF 12/31/99 (1)      ($)                         SHARES OUTSTANDING AS OF 9/30/99
-------------------------------------------------------------------------------------------------------------------
Total Debt                               6,186.0             Basic Shares Outstanding           59,868,107
Preferred of Subsidiaries                  147.4             Options Outstanding                 6,361,496
Redeemable Preferred                       550.6             Tides II Conversion                 4,195,800
Minority Interest Before Casecnan            3.7             Tides III Conversion                5,654,450
Cash and Equivalents                      (402.0)            ---------------------------------------------
------------------------------------------------             Diluted Shares Outstanding         76,079,853
Net Debt Before Adjustments              6,485.7




ADJUSTMENTS
15% of Casecnan Debt                             (55.7)
Redemption of Preferred                         (450.0)
Proceeds from Exercise of Options               (159.1)
Proceeds from 20% IPO of MidAmerican Realty      (15.0)
Potential Proceeds from Sale of Dakota           (15.0)
Dunes
------------------------------------------------------------------------------------------------------------------
Total Adjustments                               (694.8)



Net Debt Balance After Adjustments             5,790.9
------------------------------------------------------------------------------------------------------------------

NOTE:
1   Projected data provided by company management


                                                    Section 1: Executive Summary
                                                                               4

abcde

VALUATION ANALYSIS
-------------------------------------------------------------------------------
SECTION 2



A        Discounted Cash Flow Analysis
B        Comparable Trading Analysis
C        Comparable Transaction Analysis
D        PPR Analysis
E        Sum of the Parts Analysis
abcde

VALUATION ANALYSIS
-------------------------------------------------------------------------------
SECTION 2


A   DISCOUNTED CASH FLOW ANALYSIS




abcde

PROJECT MONARCH
-------------------------------------------------------------------------------

*  DISCOUNTED CASH FLOW ANALYSIS

(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                       2000       2001      2002      2003       2004
                                                                        ($)        ($)       ($)       ($)        ($)
------------------------------------------------------------------------------------------------------------------------
Operating Income (EBIT) ($)                                             702        832       905       966      1,004
   Less:  Income Taxes (1)                                             (239)      (274)     (299)     (343)      (360)
   Effective Tax Rate (%)                                              38.7       38.7      38.7      38.7       38.7
   Plus:  Depreciation & Amortization                                   496        534       537       539        545
   Less:  Capital Expenditures                                         (552)      (427)     (404)     (366)      (438)
   Less:  Change in Working Capital(2)                                   23          6       (24)      (25)       (35)
   Plus:  Change in Deferred Taxes                                      (17)       (20)        3         9         41
------------------------------------------------------------------------------------------------------------------------
Free Cash Flow                                                          415        650       719       779        758

(less) Unlevered After-tax Free Cash Flow from Philippines & Casecnan   155        213       252       238        240
------------------------------------------------------------------------------------------------------------------------
        Unlevered After-tax Free Cash Flow less Philippines & Casecnan  260        438       467       541        517


NET PRESENT VALUE ANALYSIS


                                                                                            PV OF PHILIPPINES/  LESS TPL ADJ.
                                 PV OF FCF'S 2000-2004         PV OF YR 2004 TERM VALUE           CASECNAN      FOR 2005-2007
-----------------------------------------------------------------------------------------------------------------------------------
   Discount Rate (%)    (x)        8.0       8.5      9.0      8.0       8.5        9.0     11.0 / 14.0            9.0
     EBITDA             6.5      1,736     1,711    1,687    5,385     5,262      5,142           1,253           (56)
     Terminal Value     7.0      1,736     1,711    1,687    5,799     5,667      5,538           1,253           (56)
     Multiple           7.5      1,736     1,711    1,687    6,213     6,072      5,934           1,253           (56)


                                                            LESS NET
                                                            DEBT AND
                               IMPLIED ENTERPRISE VALUE:    PREFERRED      IMPLIED EQUITY VALUE:      IMPLIED VALUE PER SHARE (4):
-----------------------------------------------------------------------------------------------------------------------------------
 Discount Rate (%)    (x)        8.0       8.5      9.0                  8.0        8.5        9.0        8.0      8.5       9.0
   EBITDA             6.5      8,318     8,170    8,026       5,791    2,527      2,379      2,235      33.22    31.27     29.38
   Terminal Value     7.0      8,732     8,575    8,422       5,791    2,941      2,784      2,631      38.66    36.59     34.58
   Multiple           7.5      9,146     8,980    8,817       5,791    3,356      3,189      3,026      44.11    41.91     39.78
-----------------------------------------------------------------------------------------------------------------------------------

SOURCE: Management Projections
NOTES:

1 Equity Earnings receive an 80% dividend received deduction. Assumes a 20% tax rate for Casecnan between years 2000 and 2005 and 38.7% thereafter. Assumes a 20% tax rate for Philippines between years 2000 and 2002 and 38.7% thereafter
2    Includes TPL contract adjustment
3 Assumes a 14% discount rate for Casecnan and an 11% discount rate for the Philippines
4    Assumes fully diluted shares outstanding of 76.08 million


                                                   Section 2: Valuation Analysis
                                                                               7

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

VALUATION ANALYSIS
-------------------------------------------------------------------------------
SECTION 2

B Comparable Trading Analysis





abcde

TRADING MULTIPLE ANALYSIS -- CONSOLIDATED
-------------------------------------------------------------------------------


(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                     RELEVANT MONARCH       SELECTED MULTIPLE
                                           DATA                  RANGE
VALUATION STATISTICS (1)                    ($)                   (X)
------------------------------------------------------------------------------
LTM Operating Cash Flow                  1,068.8           8.0      -      8.5
LTM Operating Income                       611.1          13.0      -     14.0
LTM Net Income                             150.4          11.5      -     13.5
1999E Net Income (4)                       147.9          11.5      -     12.5
2000E Net Income (4)                       170.6          10.5      -     11.5









------------------------------------------------------------------------------


     ENTERPRISE                      IMPLIED MARKET VALUE OF  IMPLIED EQUITY VALUE PER
        VALUE          NET DEBT (2)           EQUITY                 SHARE (3)
         ($)               ($)                  ($)                     ($)
------------------------------------------------------------------------------------
8,550    -    9,085     (6,144)           2,406  -  2,941      33.24   -   40.62
7,944    -    8,555     (6,144)           1,800  -  2,411      24.87   -   33.31
                                          1,730  -  2,030      23.89   -   28.04
                                          1,701  -  1,849      23.49   -   25.54
                                          1,791  -  1,962      24.74   -   27.10


                                    Average                    26.05   -   30.92

                                    Median                     24.74   -   28.04



             PRELIMINARY VALUATION RANGE ($)                   24.74   -   30.92
------------------------------------------------------------------------------------


NOTES:
1 LTM statistics represent the latest twelve months ended 09/30/99. Pro forma for the merger with Monarch
2    As of 6/30/99, adjusted for TIDES conversion of $450 million into common equity
3    Based on 72.4MM diluted shares outstanding
4 Based on IBES mean estimate as of 10/13/99, adjusted for TIDES conversion for the full year

                                                   Section 2: Valuation Analysis
                                                                               9

abcde

SUMMARY TRADING INFORMATION ON SELECTED COMPARABLE UTILITIES
-------------------------------------------------------------------------------


VALUATION INFORMATION                        MONARCH                   CMS       NORTHERN      RELIANT    UTILICORP
                                            HOLDINGS    PP&L INC.   ENERGY     STATES POWER  ENERGY INC.    UNITED
                                              (X)          (X)        (X)           (X)          (X)         (X)
------------------------------------------------------------------------------------------------------------------------
Equity Market Value to:
    LTM Earnings per Share                    13.8         11.6       11.4        13.6          13.7         12.9
    Estimated 1999 Earnings per Share         14.0         12.2       11.6        11.4          12.7         12.0
    Estimated 2000 Earnings per Share         12.2         10.8       10.6        10.0          11.6         11.0


Net Market Capitalization to:
    Operating Cash Flow (EBITDA)               7.5          7.2        8.6         8.1           7.9          9.4
    Operating Income (EBIT)                   13.2          9.3       13.9        13.5          12.7         14.6






------------------------------------------------------------------------------------------------------------------------



            COMPARABLE ANALYSIS
-------------------------------------------
 MEAN       MEDIAN        HIGH         LOW
-----------------------------------------------

 12.7        12.9         13.7        11.4
 12.0        12.0         12.7        11.4
 10.8        10.8         11.6        10.0



  8.2         8.1          9.4         7.2
 12.8        13.5         14.6         9.3






-----------------------------------------------

                                                   Section 2: Valuation Analysis
                                                                              10

abcde

VALUATION ANALYSIS
-------------------------------------------------------------------------------
SECTION 2


C Comparable Transaction Analysis









abcde

COMPARABLE COMPANY TRANSACTION ANALYSIS --
-------------------------------------------------------------------------------

(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
---------------------------------------------------------------------------------------------------------------------


                                             RELEVANT MONARCH  SELECTED MULTIPLE       ENTERPRISE
                                                   DATA              RANGE                VALUE         NET DEBT (2)
VALUATION STATISTICS (1)                            ($)               (X)                  ($)             ($)
---------------------------------------------------------------------------------------------------------------------
LTM Operating Cash Flow                           1,068.8          7.5   -    8.5     8,016 - 9,085       (6,144)
LTM Operating Income                                611.1         12.5   -   14.0     7,639 - 8,555       (6,144)
LTM Net Income                                      150.4         17.5   -   19.0
1999E Net Income (4)                                147.9         16.5   -   18.5
2000E Net Income (4)                                170.6         15.5   -   18.0
Market Premium (%)                                  27.25         25.0   -   40.0






                                                                                    PRELIMINARY VALUATION RANGE ($)
---------------------------------------------------------------------------------------------------------------------




--------------------------------------------------


 IMPLIED MARKET VALUE OF  IMPLIED EQUITY VALUE PER
         EQUITY                 SHARE (3)
           ($)                     ($)
--------------------------------------------------
      1,872  -   2,941      25.86   -    40.62
      1,495  -   2,411      20.64   -    33.31
      2,632  -   2,858      36.35   -    39.47
      2,440  -   2,736      33.71   -    37.79
      2,644  -   3,071      36.52   -    42.41
                            34.06   -    38.15



       Average              31.19   -    38.63
        Median              33.89   -    38.81
                                    -
                            31.19   -    38.81
--------------------------------------------------

NOTES:
1 LTM statistics represent the latest twelve months ended 09/30/99. Pro forma for the merger with Monarch
2 As of June 30, 1999. Pro forma for the conversion of $450MM of TIDES into common equity
3    Based on 72.4MM diluted shares outstanding
4 Based on IBES mean estimate as of 10/13/99, adjusted for TIDES conversion for the full year

                                                   Section 2: Valuation Analysis
                                                                              12

abcde

SUMMARY OF SELECTED RECENT COMPARABLE ELECTRIC UTILITY TRANSACTIONS
-------------------------------------------------------------------------------


                                                                                      PREMIUM TO MARKET        EARNINGS PER SHARE
                                              DATE            OFFER        OFFER     -------------------      ---------------------
                                               OF          FOR EQUITY     FOR NET    ONE DAY   ONE MONTH      LTM     ONE YEAR OUT
ACQUIROR/ACQUIREE                         ANNOUNCEMENT         ($)       ASSETS ($)  PRIOR (%)  PRIOR (%)     (X)       IBES (X)
-----------------------------------------------------------------------------------------------------------------------------------
Consolidated Edison/Northeast               10/13/99          3,286         7,536      12.9       35.7          na        34.8(1)
Carolina Power & Light/Florida Progress.     8/23/99          5,303         8,053      21.0       29.3        17.5        18.2
Energy East/CMP Group                        6/15/99            957         1,589      47.0       48.0        21.9        17.4
Investor Group/TNP Enterprises               5/25/99            590         1,062      25.9       40.8        17.9        16.5
UtiliCorp/Empire District Electric           5/10/99            507           800      42.2       33.3        17.9        19.9
UtiliCorp/St. Joseph Light & Power            3/5/99            187           269      36.3       33.3        17.3          na
New England Electric/Eastern Utilities
 Associates                                   2/1/99            634         1,114       4.9       23.1        18.1        16.8
National Grid/New England Electric          12/14/98          3,217         3,870      25.0       27.4        14.9        18.0
ScottishPower/PacifiCorp                     12/7/98          7,471        12,360      21.1       31.8        19.7        27.3
BEC Energy/Commonwealth Energy               12/7/98            950         1,556      16.6       15.7        19.5        16.4
AESCorp/CILCORP Inc.                        11/23/98            885         1,325      21.6       27.1       34.7(1)      39.4(1)
CalEnergy / MidAmerican Energy               8/12/98          2,568         3,964      35.8       25.9        18.6        21.4
Consolidated Edison/Orange & Rockland        5/11/98            791         1,318      38.5       32.4        17.9        18.4
American Electric Power/Central and
 Southwest                                  12/22/97          6,400        12,000      20.0       35.3        16.7          na
LG&E Energy Corp./KU Energy Corp.            5/21/97          1,540         2,113      34.0       36.3        19.1        18.1
Allegheny Power System, Inc./DQE, Inc.        4/7/97          2,575         3,929      23.4       15.4        14.4        12.8



         All Transactions:
         Mean                                                                          26.6       30.7        18.0        18.4
         Median                                                                        24.2       32.1        17.9        18.1
         High                                                                          47.0       48.0        34.7        39.4
         Low                                                                            4.9       15.4        14.4        12.3
-----------------------------------------------------------------------------------------------------------------------------------


  EARNINGS        PRETAX      OPERATING
 PER SHARE       OPERATING      CASH
                  INCOME        FLOW
TWO YEARS OUT       LTM          LTM
  IBES (X)          (X)          (X)
---------------------------------------
   17.3            19.3         7.2
   17.3            13.5         7.8
   18.4             8.8         5.9
   15.2            10.7         7.3
     na            12.0         8.7
     na            11.6         7.8
   17.7            13.9         8.5
   17.5             7.7         5.4
   19.9            12.3         8.3
   15.2            12.8         8.7
 30.0(1)           19.0         9.6
   19.0            14.7         9.0
   18.1            13.2         9.8
     na            12.6         8.4
   17.5            12.8         8.6
   12.1            13.0         7.5




   17.1            13.0         8.0
   17.5            12.8         8.4
   30.0            19.3         9.8
   12.1             7.7         5.4
------------------------------------


NOTES:
1 Excluded from mean calculation


                                                   Section 2: Valuation Analysis
                                                                              13

abcde

VALUATION ANALYSIS
-------------------------------------------------------------------------------
SECTION 2




D  PPR Analysis


abcde

PPR ANALYSIS
-------------------------------------------------------------------------------

(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                               SELECTED TRADING MULTIPLES FOR
                                                        CURRENT        OFFER              PEER GROUP
-----------------------------------------------------------------------------------------------------------------
Stock Price (10/22/99) ($)                                27.25        35.05
Premium (%)                                                  NM        28.6            NA            NA
Implied Equity Value ($)(1)                             2,073.2     2,666.6
Implied Enterprise Value ($)(2)                         8,057.7     8,651.1


                                         MONARCH
EQUITY VALUE TO:                         STATISTICS      EQUITY VALUE MULTIPLES
-----------------------------------------------------------------------------------------------------------------
LTM Net Income (4)(x)                      150.4         13.8          17.7           11.5          13.5
1999E Net Income (3) (x)                   147.9         14.0          18.0           11.5          12.5
2000E Net Income (3) (x)                   170.6         12.2          15.6           10.5          11.5


ENTERPRISE VALUE TO:                                      ENTERPRISE VALUE MULTIPLES
-----------------------------------------------------------------------------------------------------------------
LTM EBITDA (4) (x)                        1,068.8         7.5           8.1            8.0           8.5
LTM EBIT (4) (x)                            611.1        13.2          14.2           13.0          14.0
-----------------------------------------------------------------------------------------------------------------





                                           INVESTOR
 SELECTED COMPARABLE           CE/          GROUP/
 TRANSACTION MULTIPLES         MEC           TNP
------------------------------------------------------

  25.0        40.0            25.9          40.8







------------------------------------------------------
  17.5        19.0            18.6          17.9
  16.5        18.5            21.4          16.5
  15.5        18.0            19.0          15.2



------------------------------------------------------
   7.5         8.5             9.0           7.3
  12.5        14.0            14.7          10.7
------------------------------------------------------

NOTES:

1    Based on 76.08 million shares outstanding
2 Using net debt of $5,984.5 million at 6/30/99, pro forma for the conversion of $450 million of TIDES into common equity and $159.1 million net debt reduction for option proceeds
3 Based on IBES mean estimate as of 10/13/99, adjusted for TIDES conversion for the full year
4 LTM statistics represent the latest twelve months ended 09/30/99. Pro forma for the merger with Monarch

                                                   Section 2: Valuation Analysis
                                                                              15

abcde

VALUATION ANALYSIS
-------------------------------------------------------------------------------
SECTION 2



E  Sum of the Parts Analysis


abcde

SUM OF PARTS ANALYSIS
-------------------------------------------------------------------------------
* CONSOLIDATED COMPANY


(DOLLAR VALUES IN MILLION)

                                               PROJECT ENTERPRISE                        PROJECT EQUITY
                                             ----------------------                 ---------------------------
                          VALUATION                                    GROSS DEBT
                          METHODOLOGY        LOW ($)      HIGH ($)    & PREFERRED    LOW ($)      HIGH ($)
---------------------------------------------------------------------------------------------------------------
Monarch Energy Holdings   DCF                3,873.2      4,251.0       1,987.2      1,886.1       2,263.8





Asset Sale Proceeds       Transaction          216.5        216.5          70.1        146.4         146.4






Cordova                   DCF                  130.2        147.2         103.1         27.2          44.1
---------------------------------------------------------------------------------------------------------------
MIDAMERICAN TOTAL                            4,220.0      4,614.6       2,160.3      2,059.6       2.454.3
---------------------------------------------------------------------------------------------------------------

CE UK Funding             DCF                2,310.0      2,640.0       1,317.0        993.0       1,323.0
                          Trading
                          Transaction

Philippines               DCF                  746.7        800.8         449.9        296.8         350.9

Casecnan                  DCF                  451.4        510.3         278.9        172.5         231.5

CE Generation             Transaction          259.6        259.6           0.0        259.6         259.6
CE Minerals (Zinc)        DCF                  163.2        184.9         140.5         22.7          44.4



---------------------------------------------------------------------------------------------------------------
TOTAL                                        8,150.9      9,010.3       4,346.6      3,804.3       4,663.7
---------------------------------------------------------------------------------------------------------------

PER SHARE CONTRIBUTION
------------------------

 LOW ($)      HIGH ($)              COMMENTS
--------------------------------------------------------
  24.79        29.76     Assumes EBITDA Multiple Range
                         of 7.00x - 7.50x
                         Assumes Discount Range of 7.5% -
                         8.5%


   1.92         1.92     Assumes sale of MidAmerican
                         Realty for $97.5mm,

                         proceeds from MEC Capital of
                         $84.0mm, Dakota Dunes of $15mm
                         and Raycom of $20mm

   0.36         0.58     Assumes Discount Range of
                         7.5%  - 8.25%
--------------------------------------------------------
  27.07        32.26
--------------------------------------------------------

  13.05        17.39     Assumes EBITDA multiple range of
                         7.0x - 9.0x
                         Assumes Discount Range of 8.0% -
                         9.0%
   3.90         4.61     Assumes Discount Range of 10.00% -
                         12.00%
   2.27         3.04     Assumes Discount Range of 13.00% -
                         15.00%
   3.41         3.41     Assumes El Paso purchase price
   0.30         0.58     Assumes Discount Range of 8.25% -
                         9.25%
                         Assumes EBITDA multiple range of
                         7.50x - 8.50x
--------------------------------------------------------
  50.00        61.30
--------------------------------------------------------

                                                   Section 2: Valuation Analysis
                                                                              17
abcde

-------------------------------------------------------------------------------


                                                             EQUITY VALUE                               PER SHARE CONTRIBUTION
                                                -----------------------------------------------------------------------------------
                                                      LOW                    HIGH                     LOW                    HIGH
                                                      ($)                     ($)                     ($)                     ($)
-----------------------------------------------------------------------------------------------------------------------------------
IMPLIED PROJECT EQUITY RANGE                        3,804.3                 4,663.7                  50.00                   61.30
   Parent Company
   Parent Company Debt                              1,968.2                 1,968.2                  25.87                   25.87
     (less) Cash                                     (357.0)                 (357.0)                 (4.69)                  (4.69)
                                                    -------                 -------                 ------                  ------
   Net Debt                                         1,611.2                 1,611.2                  21.18                   21.18
Adjustments
   Unallocated Debt                                     0.0                     0.0                   0.00                    0.00
   After-tax unallocated overhead                     204.3                   204.3                   2.69                    2.69
   Proceeds from exercise of options                 (159.1)                 (159.1)                 (2.09)                  (2.09)
                                                    -------                 -------                 ------                  ------
   Total                                               45.2                    45.2                   0.59                    0.59
Total Adjustments                                   1,656.5                 1,656.5                  21.77                   21.77
-----------------------------------------------------------------------------------------------------------------------------------
IMPLIED EQUITY RANGE                                2,147.8                 3,007.3                  28.23                   39.53
-----------------------------------------------------------------------------------------------------------------------------------


                                                   Section 2: Valuation Analysis
                                                                              18


abcde

-------------------------------------------------------------------------------
* POTENTIAL UNCOMMITTED PROJECTS

                                                PROJECT ENTERPRISE                       PROJECT EQUITY
                               VALUATION         LOW        HIGH       GROSS DEBT      LOW          HIGH
                               METHODOLOGY       ($)         ($)        PREFERRED      ($)           ($)
---------------------------------------------------------------------------------------------------------------
Pila                           DCF             15.0         15.0         0.0            15.0          15.0
Silica                         DCF            101.3        114.0         0.0           101.3         114.0



Corn Product                   DCF            117.9        157.3         0.0           117.9         157.3

Cordova II                     DCF              7.3         26.6         0.0             7.3          26.6



Salton Sea VI / Zinc II        DCF            142.8        210.0         0.0           142.8         210.0



Total Uncommitted Projects                    384.3        522.9         0.0           384.3         522.9
---------------------------------------------------------------------------------------------------------------




PER SHARE CONTRIBUTION
   LOW          HIGH                COMMENTS
   ($)          ($)
---------------------------------------------------------
    0.20         0.20    Per company recommendation
    1.33         1.50    Assumes Discount Range of
                         8.25% - 9.25%
                         Assumes EBIT Multiple Range
                         of 11.00x - 12.00x
    1.55         2.07    Assumes Discount Range of
                         7.5% - 8.25%
                         Assumes EBITDA multiple range of
                         7.5x - 8.5x
    0.10         0.35    Assumes Discount Range of hyphen
                         7.5% - 8.25%
                         Assumes EBITDA multiple range
                         8.0x - 8.5x
    1.88         2.76    Assumes Discount Range of 8.0% -
                         9.0%
    5.05         6.87    Assumes EBITDA multiple range of
                         7.5x - 8.5x
----------------------------------------------------------


                                                   Section 2: Valuation Analysis
                                                                              19

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
HISTORICAL COMMON STOCK TRADING AND VOLUME DATA
-------------------------------------------------------------------------------
SECTION 3









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


HISTORICAL SHARE PRICE PERFORMANCE
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Average Share Price
------------------------
Past 3 months      $30.41
Past 6 months       32.17
Past 12 months      31.23
Past 24 months      30.10
Past 36 months      31.96


SOURCE: FactSet




                      Section 3: Historical Common Stock Trading and Volume Data
                                                                              21


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


MONARCH VS. INDEX OF COMPARABLE TRADING COMPANIES


                               [GRAPHIC OMITTED]


SOURCE: FactSet

NOTE:
1 Includes PP&L Inc., CMS Energy, Northern States Power, Reliant Energy Inc., and Utilicorp United



                      Section 3: Historical Common Stock Trading and Volume Data
                                                                              22


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


PERCENTAGE OF SHARES TRADED
-------------------------------------------------------------------------------

  3-YEAR VOLUME

[GRAPHIC OMITTED]


% of Shares Traded     36.5        17.2            8.6          16.9         18.0        2.9
                       ----        ----           ----          ----         ----       ----
                    Less than   $29.01 to      $31.01 to      $33.01 to    $35.06 to   Greater
                     $29.00       $31.00         $33.00        $35.05       $40.00       than
                                                                                       $40.00


                               YTD VOLUME

                            [GRAPHIC OMITTED]


% of Shares Traded     34.5        25.8            9.7          23.3          6.7        0.0
                       ----        ----           ----          ----         ----       ----
                    Less than   $29.01 to      $31.01 to      $33.01 to    $35.06 to   Greater
                     $29.00       $31.00         $33.00        $35.05       $40.00       than
                                                                                       $40.00


                      Section 3: Historical Common Stock Trading and Volume Data
                                                                              23


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

COMPANY EPS ESTIMATES VS. IBES MEAN ESTIMATES
-------------------------------------------------------------------------------

ESP ($)            2000       2001         2002         2003

Company Estimate   2.55       3.10         3.75         4.35

Street Estimate    2.51       2.90         3.25         3.65


SOURCE: Company Management and IBES


                      Section 3: Historical Common Stock Trading and Volume Data
                                                                              24

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